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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2015 (June 11, 2015)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.
On June 11, 2015, Realogy Group LLC (“Realogy Group”), an indirect subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), and its subsidiaries amended and extended the existing Apple Ridge Funding LLC securitization program utilized by Realogy Group's' relocation services operating unit, Cartus Corporation (“Cartus”). The amendment and extension was effected pursuant to the Ninth Omnibus Amendment dated as of June 11, 2015, by and among Cartus, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC (the “Issuer”), Realogy Group, U.S. Bank National Association, as indenture trustee, paying agent, authentication agent, and transfer agent and registrar, the managing agents party to the Note Purchase Agreement (as defined below) and Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as administrative agent (the “Omnibus Amendment”). The managing agents that are parties to the Note Purchase Agreement and the Omnibus Amendment are CA-CIB, The Bank of Nova Scotia, Wells Fargo Bank, National Association, and Barclays Bank PLC.
The Omnibus Amendment, among other things, amends the Note Purchase Agreement dated as of December 14, 2011, as amended, by and among the Issuer, Cartus, the managing agents, committed purchasers and commercial paper conduits party thereto and CA-CIB, as administrative agent:

•	to extend the securitization program until June 10, 2016, subject to extension for an additional period of 364 days; and

•
to increase the maximum borrowing under the facility from $325 million to $375 million from June 11, 2015 until October 16, 2015, at which time the maximum borrowing capacity will be reduced to $325 million.

Borrowing under the facility is based upon the amount of eligible assets being financed at any given point in time.
The managing agents party to the Omnibus Amendment and the indenture trustee and their respective affiliates have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for Realogy Holdings and its subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Ninth Omnibus Amendment, dated as of June 11, 2015, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011, as amended, and Crédit Agricole Corporate and Investment Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 11, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1
Ninth Omnibus Amendment, dated as of June 11, 2015, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011, as amended, and Crédit Agricole Corporate and Investment Bank.